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                 MFS(R) MUNICIPAL LIMITED MATURITY FUND
                    MFS FLORIDA MUNICIPAL BOND FUND
                   MFS TENNESSEE MUNICIPAL BOND FUND


                 Supplement to the Current Prospectus


For each of the funds listed above, the description of portfolio manager under the "Management of the Fund - Investment Adviser" section is hereby revised as follows: John P. Kihn is the portfolio manager of the Fund. Mr. Kihn, a Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since October, 1997. From 1996 to 1997, he worked as a Senior Quantitative Analyst and Vice President of Putnam Investment Management, Inc.; from 1992 to 1996, he attended the London School of Economics where he was awarded a doctorate in Accounting and Finance; and from 1994 to 1995, he was an associate portfolio manager with Colonial Management Associates, Inc.

           The date of this Supplement is December 15, 1997.